BONDBLOXX ETF TRUST

SUPPLEMENT DATED May 1, 2025,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED FEBRUARY 28, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus dated
February 28, 2025, as supplemented May 1, 2025.

Change in Portfolio Management for the BondBloxx USD High Yield Bond Sector Rotation ETF

Effective as of June 1, 2025, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”) will no longer serve as an investment sub-adviser of the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Sector Rotation Fund”). Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus effective as of June 1, 2025:

The “Principal Investment Strategies” section of the Summary Prospectus, and the corresponding section of the Prospectus, is deleted in its entirety and replaced with the following:

The Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. In particular, the Fund allocates its assets among ETFs that each focus on U.S. dollar-denominated, high yield corporate bonds (commonly referred to as “junk bonds”) in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”). As of December 31, 2024, the Sectors include: Industrials, Telecom, Media & Technology, Healthcare, Financial & REIT, Energy, Consumer Cyclicals, Consumer Non-Cyclicals, BB-rated, single-B rated, and CCC-rated Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BondBloxx Investment Management Corporation (the “Adviser” or “BIM”), the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx USD High Yield Bond Industrial Sector ETF (ticker: XHYI), BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF (ticker: XHYT), BondBloxx USD High Yield Bond Healthcare Sector ETF (ticker: XHYH), BondBloxx USD High Yield Bond Financial & REIT Sector ETF (ticker: XHYF), BondBloxx USD High Yield Bond Energy Sector ETF |(ticker: XHYE), BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF (ticker: XHYC), BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (ticker: XHYD), BondBloxx BB Rated USD High Yield Corporate Bond ETF (ticker: XBB), BondBloxx B Rated USD High Yield Corporate Bond ETF (ticker: XB), and BondBloxx CCC Rated USD High Yield Corporate Bond ETF (ticker: XCCC) (each, an “Underlying Fund”). The Fund will be close to fully invested at all times in the Underlying Funds. Each Underlying Fund is an affiliated fund advised by the Adviser.

“Sector rotation” refers to the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors. The Adviser makes asset allocation recommendations among the Underlying Funds based on its fundamental investment approach that takes into consideration the analysis of macroeconomic, financial and market data to formulate decisions regarding the recommended sector allocation(s) within the portfolio, which may result in the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors.

The Adviser’s asset allocations may attempt to enhance returns relative to the Underlying Benchmark by overweighting and underweighting exposure to the Sectors and this may consequently increase or reduce the Fund’s overall exposure to certain Underlying Funds. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times.

The Adviser typically rebalances the Fund’s portfolio of Underlying Funds on a monthly basis, although rebalancing may occur more or less frequently depending on market conditions. As a result of frequent rebalances, the Fund may experience a high turnover rate.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) directly or indirectly through the Underlying Funds, in high yield bonds issued by U.S. companies. High yield bonds are below investment grade securities (sometimes referred to as “junk bonds”) that are rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s or similar securities that are unrated but considered to be of equivalent quality by BIM. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund.

In the “Summary of Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Asset Allocation Risk” disclosure is deleted in its entirety and replaced with the following:

Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.

In the “PORTFOLIO MANAGERS” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Sub-Adviser” sub-section is deleted in its entirety. In addition, the “Portfolio Managers” sub-section is deleted in its entirety and replaced with the following:

Portfolio Managers. Elya Schwartzman and JoAnne Bianco, CFA, serve as the portfolio managers of the Fund and the Underlying Funds. Ms. Bianco has responsibility for providing the Fund’s asset allocation services and Mr. Schwartzman is responsible for implementing Ms. Bianco’s asset allocation recommendations and overseeing the day-to-day investment strategy of the Fund. Mr. Schwartzman has been a fixed income portfolio manager of the Fund and each Underlying Fund since the Underlying Fund’s inception. Ms. Bianco has been a fixed income portfolio manager of the Fund since June 2025.

In the “A FURTHER DISCUSSION OF PRINCIPAL RISKS” section of the Prospectus, the “Asset Allocation Risk” disclosure is deleted in its entirety and replaced with the following:

Asset Allocation Risk. (Sector Rotation Fund) The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.

The “Management” section of the Prospectus is deleted in its entirety and replaced with the following:

Management

Investment Adviser. As an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, BIM has overall responsibility for the general management and administration of the Funds. BIM provides an investment program for the Funds and manages the investment of each Fund’s assets.

BIM is located at 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. As of December 31, 2024, BIM and its affiliates have provided investment advisory services to the Funds and have approximately $3.7 billion in assets under management. BIM and its affiliates may trade and invest for their own accounts in the actual securities and types of securities in which a Fund may also invest, which may affect the price of such securities.

Pursuant to the Investment Advisory Agreement between BIM and the Trust (entered into on behalf of each Fund), BIM is responsible for substantially all expenses of the Funds, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).

For its investment advisory services to the Fund, BIM is paid a management fee from each Fund based on a percentage of each Fund’s average daily net assets, at the annual rate of 0.35%, with the exception of the Sector Rotation Fund, for which BIM is paid a management fee at the annual rate of 0.45%. BIM may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time.

Portfolio Management.

Elya Schwartzman is primarily responsible for the day-to-day management of the Funds. Daniel Goldman is primarily responsible for the day-to-day management of the Funds with the exception of the Sector Rotation Fund. JoAnne Bianco, CFA, together with Mr. Schwartzman, is primarily responsible for the day-to-day management of the Sector Rotation Fund.

Elya Schwartzman

Elya Schwartzman, the Head of Portfolio Management of BIM, is responsible for the day-to-day management of the Funds and their investments. Mr. Schwartzman is a co-founder of BIM. Prior to joining BIM in 2021, Mr. Schwartzman was the president & founder of ESIC LLC, a consulting firm specializing in fixed income ETF portfolio management, strategy and infrastructure. From 2010 to 2019, Mr. Schwartzman was a director at BlackRock, Inc., where he oversaw a portfolio management team and was responsible for over $200 billion in ETFs and other global bond portfolios, while developing systems and technology for the ETF ecosystem. Prior, Mr. Schwartzman was a senior portfolio manager at State Street Global Advisors, where he guided the initial launch of fixed income ETFs and managed active high yield funds. Mr. Schwartzman holds a US patent on a system for processing ETF custom baskets, developed during his time with BlackRock. Mr. Schwartzman received his MBA in quantitative finance from the Sloan School of Management (MIT).

Daniel Goldman

Daniel Goldman, Portfolio Manager, is responsible for the day-to-day management of the Funds, with the exception of the Sector Rotation Fund, and their investments. Prior to joining BIM in 2022, Mr. Goldman served as Portfolio Manager on the Global Fixed Income Index Leadership Team within The Vanguard Group’s (“Vanguard”) Fixed Income Group. Mr. Goldman also served as Global Head of ETFs on Vanguard’s index trading desk, where he was responsible for over $300 billion in assets. In this role, Mr. Goldman managed a global team of ETF traders, and collaborated with business teams in Canada, Europe, and Australia to lead key initiatives and ETF launches globally. In addition, Mr. Goldman has supported major technology initiatives that have developed systems and processes across the global ETF ecosystem since 2007. Also prior to his role as a Portfolio Manager with BIM, Mr. Goldman managed a team within Vanguard’s Fund Accounting Department, where he specialized in fixed income mutual funds and ETFs and led the operations of Vanguard’s U.S. fixed income ETF business. Mr. Goldman received a bachelor’s degree in Business Administration with a focus in Finance from La Salle University.

JoAnne Bianco, CFA

JoAnne Bianco, Senior Investment Strategist, leads delivery of market insights and ETF portfolio strategies for BIM and is responsible for the asset allocation of the Sector Rotation Fund. Prior to joining BIM in 2022, Ms. Bianco spent over 35 years in senior roles across high yield portfolio management, investment strategy and credit research. Specifically, Ms. Bianco was at PPM America for 30 years as a Senior Portfolio Manager, Director of Corporate Bond Research, and Senior Credit Analyst for high yield, investment grade, and crossover portfolios. Prior to that, Ms. Bianco was a Debt Rating Analyst focused on financial institutions for S&P Corporation. Ms. Bianco started her career at Chemical Banking Corporation, where she was a Senior Credit Analyst/Department Head and an Account Officer in a middle market commercial lending unit specializing in highly leveraged transactions. Ms. Bianco is a CFA Charterholder. She received a Bachelor of Science degree in Business Administration with a specialization in Finance from Marquette University, and received her MBA from Northwestern University Kellogg School of Management.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the Funds.

Administrator, Custodian and Transfer Agent. Brown Brothers Harriman & Co. (“BBH”) is the administrator, custodian and transfer agent for the Funds.

Conflicts of Interest. An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, BIM and/or its affiliates provide a variety of different services to the Funds, for which the Funds compensate them. As a result, BIM and/or its affiliates have an incentive to enter into arrangements with the Funds, and face conflicts of interest when balancing that incentive against the best interests of the Funds. BIM and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by BIM on behalf of the Funds. Affiliates of BIM may provide a broad range of services and products to their clients. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict and/or benefit these affiliates. BIM may also acquire material non-public information which would negatively affect BIM’s ability to transact in securities for the Funds. BIM and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BONDBLOXX ETF TRUST

SUPPLEMENT DATED MAY 1, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED FEBRUARY 28, 2025

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI dated February 28, 2025, as supplemented May 1, 2025.

Change in Portfolio Management for the BondBloxx USD High Yield Bond Sector Rotation ETF

Effective as of June 1, 2025, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”) will no longer serve as an investment sub-adviser of the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Sector Rotation Fund”). Accordingly, effective June 1, 2025, a new SAI will replace the SAI dated February 28, 2025, as supplemented May 1, 2025, and all references to Delaware Investments Fund Advisers and MIMBT will be thereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.